                     MONTHLY CERTIFICATEHOLDERS' STATEMENT          Exhibit 99.9

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1998-A


Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust")during the previous month. The information which is required to be prepared with respect to the October 15, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the September, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to the Class A
     Certificateholders, per $1,000 original certificate principal amount.

     (1) The total amount of the distribution to Class A
     Certificateholders, per $1,000 original certificate
     principal amount                                         $       4.6083333

     (2) The amount of the distribution set forth in
     paragraph 1 above in respect of interest on the Class A
     Certificates, per $1,000 original certificate
     principal amount                                         $       4.6083333

     (3) The amount of the distribution set forth in
     paragraph 1 above in respect of principal of the Class A
     Certificates, per $1,000 original certificate
     principal amount                                         $       0.0000000

B)   Class A Investor Charge Offs and Reimbursement of
     Charge Offs

     (1) The amount of Class A Investor Charge Offs           $       0.0000000

     (2) The amount of Class A Investor Charge Offs set forth
     in paragraph 1 above, per $1,000 original certificate
     principal amount                                         $       0.0000000

     (3) The total amount reimbursed in respect of Class A
     Investor Charge Offs                                     $       0.0000000

     (4) The amount set forth in paragraph 3 above, per
     $1,000 original certificate principal amount             $       0.0000000

     (5) The amount, if any, by which the outstanding
     principal balance of the Class A Certificates exceeds
     the Class A Invested Amount after giving effect to all
     transactions on such Distribution Date                   $       0.0000000

C)   Information Regarding Distributions to the Class B
     Certificateholders, per $1,000 original certificate principal amount.

     (1) The total amount of the distribution to Class B
     Certificatedholders, per $1,000 original certificate
     principal amount                                         $       4.8166667

     (2) The amount of the distribution set forth in
     paragraph 1 above in respect of interest on the Class B
     Certificates, per $1,000 original certificate
     principal amount                                         $       4.8166667

     (3) The amount of the distribution set forth in
     paragraph 1 above in respect of principal on the Class B
     Certificates, per $1,000 original certificate
     principal amount                                         $       0.0000000

D)   Class B Investor Charge Offs and Reimbursement of
     Charge Offs

     (1) The amount of Class B Investor Charge Offs           $       0.0000000

     (2) The amount of Class B Investor Charge Offs set
     forth in paragraph 1 above, per $1,000 original
     certificate principal amount                             $       0.0000000

     (3) The total amount reimbursed in respect of Class B
     Investor Charge Offs                                     $       0.0000000

     (4) The amount set forth in paragraph 3 above, per
     $1,000 original certificate principal amount             $       0.0000000

     (5) The amount, if any, by which the outstanding
     principal balance of the Class B Certificates exceeds
     the Class B Invested Amount after giving effect to all
     transactions on such Distribution Date                   $       0.0000000


                          First USA Bank, NA,
                          as Servicer


                          By /s/ Tracie H. Klein
                            ---------------------------
                                 Tracie H. Klein
                                 First Vice President